                                                                     EXHIBIT 24
                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER his attorney to execute in his name a Registration Statement of Miller Exploration Company on Form S-8 for the Miller Oil Corporation Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. The attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorney.



Dated: December 28, 1998               /s/William J. Baumgartner
                                       William J. Baumgartner

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER and WILLIAM J. BAUMGARTNER, or either of them, his attorneys or attorney to execute in his name a Registration Statement of Miller Exploration Company on Form S-8 for the Miller Oil Corporation Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: December 28, 1998               /s/Frank M. Burke, Jr.
                                       Frank M. Burke, Jr.

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER and WILLIAM J. BAUMGARTNER, or either of them, his attorneys or attorney to execute in his name a Registration Statement of Miller Exploration Company on Form S-8 for the Miller Oil Corporation Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: December 28, 1998               /s/William Casey McManemin
                                       William Casey McManemin

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER and WILLIAM J. BAUMGARTNER, or either of them, his attorneys or attorney to execute in his name a Registration Statement of Miller Exploration Company on Form S-8 for the Miller Oil Corporation Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: December 28, 1998               /s/Kenneth J. Foote
                                       Kenneth J. Foote